Exhibit 24-1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1995 included in WPS Resources Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.




                                            /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP





Milwaukee, Wisconsin,
August 22, 1995.



























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